                                                                    EXHIBIT 3.79

                                 STATE OF IDAHO

                        Office of the Secretary of State

         I, BEN YSURSA, Secretary of State of the State of Idaho, hereby certify that I am the custodian of the corporation records of this State.

         I FURTHER CERTIFY That the annexed is a full, true and complete duplicate of articles of incorporation of U-HAUL CO. OF IDAHO, INC., an Idaho corporation, received and filed in this office on 29 October 1970, under file number C 42971, including all amendments filed thereto, as appears of record in this office as of this date.

Dated: 4 August 2003

                                            /s/ BEN YSURSA
                                            ------------------
                                            SECRETARY OF STATE

                                            By: [ILLEGIBLE]

                                 STATE OF IDAHO
                                     [SEAL]
                              DEPARTMENT OF STATE.

                          CERTIFICATE OF INCORPORATION

         I, PETE T. CENARRUSA, Secretary of State of the State of Idaho, and legal custodian of the corporation records of the State of Idaho, do hereby certify that the original of the articles of incorporation of

                   AMERCO MARKETING CO. OF IDAHO-MONTANA, INC.

was filed in the office of the Secretary of State on the 29TH day of OCTOBER A.D., One Thousand Nine Hundred SEVENTY and will be duly recorded on microfile of Record of Domestic Corporations, of the State of Idaho, and that the said articles contain the statement of facts required by Section 30-103, Idaho Code.

         I FURTHER CERTIFY, That the persons executing the articles and their associates and successors are hereby constituted a corporation, by the name hereinbefore stated, for PERPETUAL EXISTENCE from the date hereof, with its registered office in this State located at BOISE, IDAHO in the County of ADA

                                    IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed the Great Seal of the State. Done at Boise City, the Capital of Idaho, this 29TH day of OCTOBER A,D.,1970.

                                                Pete T. Cenarrusa
                                                          Secretary of State.

                                                ________________________________
                                                          Corporation Clerk.

                                    DOMESTIC

                            ARTICLES OF INCORPORATION
                                       OF
                  AMERCO MARKETING CO. OF IDAHO-MONTANA, INC.

         KNOW ALL MEN BY THESE PRESENTS, that we, the undersigned all of whom are of full age and citizens of the United States of America, have this day voluntarily associated ourselves together for the purpose of forming a corporation under the laws of the state of Idaho.

                                    ARTICLE I

         The name of the corporation shall be AMERCO MARKETING CO. OF IDAHO-MONTANA, INC.

                                   ARTICLE II

         The purpose or purposes for which the corporation is organized are to rent and lease to the general public trailers, semi-trailers, trucks, passenger automobiles and other equipment, tools, machinery, vehicles and property of any and every kind and description, and to purchase or otherwise acquire and operate any facilities useful for the conduct of the business enterprises of this corporation.

         In general, to carry on any other business in connection with the foregoing, and to have and exercise all powers conferred by the laws of the State of Idaho upon corporations, and to engage in any lawful activity within the purposes for which corporations may be organized under the laws of the State of Idaho.

                                   ARTICLE III

         This corporation is to have perpetual existence.

                                   ARTICLE IV

         The location and post office address of its registered office in the State of Idaho shall be c/o T. H. Eberle or D. O. Morgan, 711 1/2 Bannock Street, Bosie, Idaho.

                                   ARTICLE V

         The total authorized capital stock of this corporation is Twenty five Thousand ($25,000.00) Dollars, divided into two thousand five hundred (2,500) shares of common stock having a par value of Ten ($10.00) Dollars per share.

Page One of Two Pages

                                   ARTICLE VI

         The names and addresses of the incorporators and the number of shares of common stock subscribed for by each are:

     NAME                     ADDRESS              NO. OF SHARES
Arthur G. Seifert     2727 North Central Ave.            2
                      Phoenix, Arizona 85004

John A. Lorentz       2727 North Central Ave.            2
                      Phoenix, Arizona 85004

David L. Helsten      2727 North Central Ave.            2
                      Phoenix, Arizona 85004

         IN WITNESS WHEREOF, we do make and execute this certificate in triplicate this 19th day of October, 1970.

                                                /s/ Arthur G. Seifert
                                                --------------------------------
                                                Arthur G. Seifert

                                                /s/ John A. Lorentz
                                                --------------------------------
                                                John A. Lorentz

                                                /s/ David L. Helsten
                                                --------------------------------
                                                David L. Helsten

STATE OS ARIZONA      )
                      ) ss:
COUNTY OF MARICOPA    )

         On this 19th day of October, 1970, before me, a Notary Public, personally appeared Arthur G. Seifert, John A. Lorentz and David L. Helsten, known by me to be the persons whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal.

                                    /s/ [ILLEGIBLE]
                                    --------------------------------------------
                                    Notary Public for the State of Arizona
                                    Residing at Phoenix, Arizona
                                    My Commission expires 6-13-72

         (NOTARIAL SEAL)

Page Two of Two Pages

                          CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of IDAHO.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                           AMERCO MARKETING CO. OF IDAHO-MONTANA, INC.

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                           U-HAUL CO. OF IDAHO-MONTANA, INC.

         In Witness Whereof, this corporation has caused this consent to be executed this 26 day of February, 1973.

                                             U-HAUL CO., a(an) IDAHO corporation

                                             By: /s/ [ILLEGIBLE]
                                                --------------------------------
                                                      Assistant Secretary

STATE OF ARIZOMA    )
                    ) ss.
COUNTY OF MARICOPA  )

         Before me, a Notary Public, personally appeared ARTHUR G. SEIFERT, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 26 day of February, 1973.

         (SEAL)

                                  /s/ [ILLEGIBLE]
                                  ----------------------------------------------
                                  Notary Public                 State of Arizona
                                  My commission expires         8-13-76

                         CONSENT TO USE OF SIMILAR NAME

         The undersigned corporation hereby consents to the use of a similar name:

         1. The name of the consenting corporation is U-HAUL CO., a corporation organized and existing under the laws of the State of IDAHO.

         2. The name of the corporation to which this consent is given and which is about to amend its corporate name is:

                           AMERCO MARKETING CO. OF IDAHO-MONTANA, INC.

         3. The name the corporation shall adopt by amending its Articles of Incorporation is:

                           U-HAUL CO. OF IDAHO-MONTANA, INC.

         In Witness Whereof, this corporation has caused this consent to be executed this 26 day of February, 1973.

                                            U-HAUL CO., a (an) IDAHO corporation

                                            By: /s/ [ILLEGIBLE]
                                               ---------------------------------
                                                      Assistant Secretary

STATE OF ARIZONA      )
                      ) ss.
COUNTY OF MARICOPA    )

         Before me, a Notary Public, personally appeared ARTHUR G. SEIFERT, known to me to be the person who executed the foregoing instrument, and acknowledged that he executed the same for the purpose therein contained and that the statements therein contained are truly set forth.

         In Witness Whereof, I have hereunto set my hand and official seal this 26 day of February, 1973.

          (SEAL)

                                     /s/ [ILLEGIBLE]
                                     -------------------------------------------
                                     Notary Public              State of Arizona
                                     My commission expires      8-13-76

                                 STATE OF IDAHO

                              DEPARTMENT OF STATE

                           CERTIFICATE OF AMENDMENT OF
                            ARTICLES OF INCORPORATION

         I, PETE T. CENARRUSA, Secretary of State of the State of Idaho, and legal custodian of the corporation records of the State of Idaho, do hereby certify that the

                   AMERCO MARKETING CO. OF IDAHO-MONTANA, INC.

a corporation organized and existing under and by virtue of the laws of the State of Idaho, filed in this office on the Eighth day of March 1973, original articles of amendment, as provided by Sections 30-146 and 30-147, Idaho Code, changing the corporate name to U-HAUL CO. OF IDAHO-MONTANA, INC.

and that the said articles of amendment contain the statement of facts required by law, and are/will be recorded on microfilm of Record of Domestic Corporations of the State of Idaho.

         I THEREFORE FURTHER CERTIFY, That the Articles of Incorporation have been amended accordingly.

                                 IN TESTIMONY WHEREOF, I have hereunto set my
                                 hand and affixed the Great Seal of the
                                 State. Done at Boise City, the Capital of
                                 Idaho, this 8th day of March     , A. D., 1973.

                                                              Secretary of State

                                       BY

                     AMENDMENT TO ARTICLES OF INCORPORATION

         We, the undersigned, being the President and Secretary of AMERCO MARKETING CO. OF IDAHO-MONTANA, INC., do hereby agree as follows:

         That on October 29, 1970, the Secretary of State of Idaho did issue a certificate of incorporation of aforesaid corporation, and

         That 500 shares of common stock of said corporation have been issued with a par value of $10.00 per share, and

         That the said officers of AMERCO MARKETING CO. OF IDAHO-MONTANA, INC., as authorized by resolution of the shareholders at a meeting held February 21, 1973 desire to amend the name of said corporation.

         NOW THEREFORE, the name of said corporation is hereby amended to read as follows:

                       U-HAUL. CO. OF IDAHO-MONTANA, INC.

         IN WITNESS WHEREOF, we do make and execute this instrument in triplicate this 1st day of March, 1973.

                                       /s/ Dale L. Graves
                                       -----------------------------------------
                                       Dale L. Graves, President

                                       /s/ Geri C. Graves
                                       -----------------------------------------
                                       Geri C. Graves, Secretary

STATE OF IDAHO         )
                       ) ss.
COUNTY OF BONNEVILLE   )

         On this 1 day of March, 1973, before me, a Notary Public, personally appeared Dale L. Graves and Geri C. Graves, known to me to be the President and Secretary whose signatures are subscribed to the within instrument and who acknowledged that they executed the same as their free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

         (NOTARIAL SEAL)

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
                                            Notary Public for the State of Idaho
                                            My Commission Expires  2/2/76

                                 STATE OF IDAHO
                                     [SEAL]
                              DEPARTMENT OF STATE.
                          CERTIFICATE OF AMENDMENT OF
                           ARTICLES OF INCORPORATION

         I, PETE T. CENARRUSA, Secretary of State of the State of Idaho, and legal custodian of the corporation records of the State of Idaho, do hereby certify that the

                  U-HAUL CO. OF IDAHO-MONTANA, INC.

a corporation organized and existing under and by virtue of the laws of the State of Idaho, filed in this office on the 21st day of March 1977,original articles of amendment, as provided by Section 30-146 & 30-147 Idaho Code Amendment changing name to

                  U-Haul Co. of Idaho, Inc.

and that the said articles of amendment contain the statement of facts required by law, and are/will be recorded on microfilm of Record of Domestic Corporations of the State of Idaho.

         I THEREFORE FURTHER CERTIFY, That the Articles of Incorporation have been amended accordingly.

                              IN TESTIMONY WHEREOF, I have hereunto set my
                              hand and affixed the Great Seal of the
                              State. Done at Boise City, the Capital of
                              Idaho, this 21st day of March      , A. D., 1977.

                                                   Secretary of State

                     AMENDMENT TO ARTICLES OF INCORPORATION

         We, the undersigned, being the President and Secretary of U-Haul Co. of Idaho-Montana, Inc., do hereby agree as follows:

         That on October 29, 1970, the Secretary of State of Idaho did issue a certificate of incorporation of aforesaid corporation, and

         That 500 shares of common stock of said corporation have been issued with a par value of $10.00 per share, and

         That the said officers of U-Haul Co. of Idaho-Montana, Inc., as authorized by resolution of the shareholders at a meeting held February 10, 1977 desire to amend the name of said corporation.

         NOW THEREFORE, the name of said corporation is hereby amended to read as follows:

                            U-Haul Co. of Idaho, Inc.

         IN WITNESS WHEREOF, we do make and execute this instrument in triplicate this 9th day of March, 1977.

                                       U-Haul Co.  of Idaho-Montana, Inc.,
                                       an Idaho corporation

                                     By: /s/ Gary G. Hellweg
                                         --------------------------------------
                                         Gary G. Hellweg - President

                                     By: /s/ Brenda L. Laing
                                         --------------------------------------
                                         Brenda L. Laing - Secretary

STATE OF IDAHO      )
                    )    ss.
COUNTY OF ADA       )

         On this 9th day of March, 1977, before me, a Notary Public, personally appeared Gary G. Hellweg and known to me to be the President and whose signatures is subscribed to the within instrument and who acknowledged that he executed the same as his free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

                                            /s/ [ILLEGIBLE]
                                            ------------------------------------
(NOTARIAL SEAL)                             Notary Public for the State of Idaho
                                            My Commission Expires 11-28-77

                            U-Haul Co. of Idaho, Inc.

         IN WITNESS WHEREOF, we do make and execute this instrument in triplicate this 11th day of March, 1977.

                                            U-Haul Co. of Idaho-Montana, Inc.,
                                            an Idaho corporation

                                            By: /s/ Brenda L. Laing
                                                --------------------------------
                                                Brenda L. Laing - Secretary

STATE OF IDAHO     )
                   )   ss.
COUNTY OF ADA      )

         On this 11th day of March, 1977, before me, a Notary Public, personally appeared Brenda L. Laing, known to me to be the Secretary whose signature is subscribed to the within instrument and who acknowledged that he executed the same as her free act for the purposes therein contained.

         IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

(NOTARIAL SEAL)                          /s/ [ILLEGIBLE]
                                         ---------------------------------------
                                         Notary Public for the State of Idaho
                                         My Commission Expires 11-28-77

                           CERTIFICATE OF APPOINTMENT
                               OF REGISTERED AGENT

KNOW ALL MEN BY THESE PRESENTS:

That U-HAUL CO. OF IDAHO, INC.,
     --------------------------
       (NAME OF CORPORATION)
an Idaho corporation, pursuant to section 30-1-12, IDAHO CODE, and by authority of its Board of Directors, does hereby appoint, C T CORPORATION SYSTEM
                                                ----------------------
                                              (NAME OF REGISTERED AGENT)
of 300 NORTH 6TH STREET , BOISE , Idaho as its Registered Agent in the State
-----------------------   -----
       (STREET ADDRESS)  (CITY)
of Idaho, upon whom process issued by authority of or under any law of the State of Idaho may be served.

         IN WITNESS WHEREOF the corporation has caused this certificate to be executed and verified by its President [ILLEGIBLE] on this_______________day of May, 1979.

                                  U-HAUL CO. OF IDAHO, INC.
                                  ----------------------------------------------
                                                     (NAME OF CORPORATION)

                                  By: /s/ Phillip Schnee
                                      ------------------------------------------
                                      Phillip Schnee (PRESIDENT ILLEGIBLE)

                                                    President
                                  ----------------------------------------------
                                                     (TITLE)

                                  _________________

STATE OF IDAHO          )
                        )    ss.
County of [ILLEGIBLE]   )

         Subscribed and sworn to before me this 31 day of May, 1979.

                          IN WITNESS WHEREOF. I have hereunto set my hand and affixed my seal.

                          /s/ [ILLEGIBLE]
                          ------------------------------------------------------
                                Notary Public          (Title)

                                 STATE OF IDAHO

                              DEPARTMENT OF STATE.

                     CERTIFICATE OF MERGER OR CONSOLIDATION

         I, PETE T. CENARRUSA, Secretary of State of the State of Idaho hereby certify that duplicate originals of Articles of Merger of MOVERS WORLD OF IDAHO, INC., an Idaho corporation into U-HAUL CO. OF IDAHO, INC., an Idaho corporation, duly signed and verified pursuant to the provisions of the Idaho Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY and by virtue, of the authority vested in me by law, I issue this certificate of merger, and attach hereto a duplicate original of the Articles of Merger.

         Dated September 14, 1988.

                                                /s/ [ILLEGIBLE]
                                                --------------------------------
                                                SECRETARY OF STATE

[SEAL]                                          /s/ [ILLEGIBLE]
                                                --------------------------------
                                                       Corporation Clerk

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 29th day of July,1988, entered into by U-HAUL CO. OF IDAHO, Inc., the Surviving Corporation, and MOVERS WORLD OF IDAHO, INC. the Absorbed Corporation, both corporations of the State of Idaho, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Idaho, which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporations's principal office. The location that office is 300 North 6th Street, Boise, Idaho 83701.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Absorbed Constituent Corporation shall be cancelled.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number of shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such
PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                     NUMBER OF        NUMBER OF      NUMBER   NUMBER
                      SHARES           SHARES        VOTED     VOTED
   COMPANY NAME     OUTSTANDING   ENTITLED TO VOTE    FOR     AGAINST
------------------  -----------   ----------------   ------   -------
U-HAUL OF CO.
OF IDAHO, INC.          500             500           500        0

MOVERS WORLD OF
IDAHO, INC.             100             100           100        0

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Idaho, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Idaho.

                                       VI

         The Surviving Corporation hereby irrevocable appoints The Corporation Company as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

IN WITNESS WHEREOF the corporate parties hereto execute hereto execute this AGREEMENT/ARTICLES OF MERGER this 12th day of August, 1988.

         Surviving Corporation: U-HAUL CO. OF IDAHO, INC.
                              an Idaho corporation

                                By: /s/ Phillip Schnee
                                    --------------------------------------
                                    Phillip Schnee, President

                                By: /s/ Jim Peterson
                                    --------------------------------------
                                    Jim Peterson, Secretary

         Absorbed Corporation: MOVERS WORLD OF IDAHO, INC.
                              an Idaho corporation

                                By: /s/ John M. Dodds
                                    --------------------------------------
                                    John M. Dodds, President

                                By: /s/ John A. Lorentz
                                    --------------------------------------
                                    John A. Lorentz, Secretary

         STATE OF IDAHO

         COUNTY OF [ILLEGIBLE]

                  On this 12th day of August, 1988, before me, the undersigned Notary Public, personally appeared Phillip Schnee, known to me to be the President of U-Haul Co. of Idaho, Inc., an Idaho corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                    /s/ [ILLEGIBLE]
                                    --------------------------------------
         (NOTARIAL SEAL)                        NOTARY PUBLIC

         STATE OF ARIZONA

         COUNTY OF MARICOPA

                  On this 29th day of July, 1988, before me, the undersigned Notary Public, personally appeared John A. Lorentz, known to me to be the Secretary of Movers World of Idaho, Inc., an Idaho corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                    /s/ [ILLEGIBLE]
                                    --------------------------------------
         (NOTARIAL SEAL)                        NOTARY PUBLIC

                                    My Commission Expires Nov. 20, 1989

STATE OF IDAHO
                         SS
COUNTY OF [ILLEGIBLE]

         I [ILLEGIBLE], a notary public, do hereby certify that on this 12th day of August, 1988, personally appeared before me Phillip Schnee, who, being by me first duly sworn, declared that he is the President of U-Haul Co. of Idaho, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                    [ILLEGIBLE]
                                    ---------------------------------------
                                    Notary Public for Idaho
(Notarial Seal)                     Residing at: [ILLEGIBLE]
                                    My Commission Expires: 4/15/94

                                 STATE OF IDAHO

                              DEPARTMENT OF STATE.

                     CERTIFICATE OF MERGER OR CONSOLIDATION

         I, PETE T. CENARRUSA, Secretary of State of the State of Idaho hereby certify that duplicate originals of Articles of MERGER of BOISE RENTAL EQUIPMENT REPAIR SHOP, INC., AN IDAHO CORPORATION, into U-HAUL CO. OF IDAHO, INC., AN IDAHO CORPORATION, duly signed and verified pursuant to the provisions of the Idaho Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY and by virtue, of the authority vested in me by law, I issue this certificate of MERGER, and attach hereto a duplicate original of the Articles of MERGER.

         Dated July 27, 1989.

                                    /s/ [ILLEGIBLE]
                                    SECRETARY OF STATE

                                    /s/ [ILLEGIBLE]
[SEAL]                              ---------------------------
                                    Corporation Clerk

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 7th day of June, 1989, entered into by U-Haul Co, of Idaho, Inc., an Idaho corporation, the surviving corporation and Boise Rental Equipment Repair Shop, Inc. an Idaho corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Idaho which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 300 North 6th Street, Boise Idaho 83701.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

         (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

         (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                               NUMBER OF
                   NUMBER OF    SHARES    NUMBER  NUMBER
    COMPANY          SHARES    ENTITLED    VOTED   VOTED
      NAME        OUTSTANDING   TO VOTE    FOR    AGAINST
----------------  -----------  ---------  ------  -------
U-HAUL CO. OF
IDAHO, INC.           500         500      500      -0-

BOISE RENTAL
EQUIPMENT REPAIR      100         100      100      -0-
SHOP, INC.

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Idaho, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Idaho.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                        Surviving Corporation: U-HAUL CO. OF
                                                               IDAHO, INC., an
                                                               Idaho Corporation

                                        By: /s/ Terry M. Huston
                                            -----------------------------------
                                            Terry M. Huston, President

Verified

By: /s/ Jim Peterson
    ----------------------------
    Jim Peterson, Secretary

                                        ABSORBED CORPORATION: BOISE RENTAL
                                                              EQUIPMENT REPAIR
                                                              SHOP, INC. an
                                                              Idaho Corporation

                                        By: /s/ Gary Whaley
                                            ---------------------------------
                                            Gary Whaley, President

Verified.

By: /s/ Rodger K. Gillmore
    ------------------------------
    Rodger K. Gillmore, Secretary

STATE OF IDAHO

COUNTY OF

         On this 26th day of June, 1989, before me, the undersigned Notary Public, personally appeared Terry M. Huston, known to me to be the President of U-Haul Co. of Idaho, Inc., an Idaho corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                    [ILLEGIBLE]
                                    ------------------------------------
                                    NOTARY PUBLIC

        (NOTARY SEAL)

STATE OF IDAHO

COUNTY OF

         On this 26th day of June, 1989, before me, the undersigned Notary Public, personally appeared Gary Whaley, known to me to be the President of Boise Rental Equipment Repair Shop, Inc. an Idaho corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                    [ILLEGIBLE]
                                    ------------------------------------
                                    NOTARY PUBLIC

        (NOTARY SEAL)

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                            U-HAUL CO. OF IDAHO, INC.

                                       AND

                    BOISE RENTAL EQUIPMENT REPAIR SHOP, INC.

                             BOTH IDAHO CORPORATIONS

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Idaho, Inc., an Idaho corporation & Boise Rental Equipment Repair Shop, Inc., does hereby approve & adopt the Plan of Merger between said corporations, whereby Boise Rental Equipment Repair Shop, Inc., an Idaho corporation, shall be absorbed into shall be absorbed into U-Haul Co. of Idaho, being the surviving corporation, all in accordance with the Plan of Merger, and be it further

         RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                        AMERCO, a Nevada corporation

                                        By: /s/ John M. Dodds
                                            ---------------------------------
                                            John M. Dodds

STATE OF IDAHO    )
                  ) SS
COUNTY OF ________)

I, [ILLEGIBLE], a notary public, do hereby certify that on this 26th day of June, 1989, personally appeared before me Gary Whaley, who, being by me first duly sworn, declared that he is the President of Boise Rental Equipment Repair Shop, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are ture.

 (Notarial Seal)                        /s/ [ILLEGIBLE]
                                        --------------------------------------
                                        Notary Public for Idaho
                                        Residing at: [ILLEGIBLE]
                                        My Commission Expires:
                                                              ----------

STATE OF IDAHO    )
                  ) SS
COUNTY OF         )
         ---------

I, [ILLEGIBLE], a notary public, do hereby certify that on this 26th day of June, 1989, personally appeared before me Terry M. Huston, who, being by me first duly sworn, declared that he is the President of U-Haul Co. of Idaho, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are ture.

 (Notarial Seal)                        /s/ [ILLEGIBLE]
                                        --------------------------------------
                                        Notary Public for Idaho
                                        Residing at: [ILLEGIBLE]
                                        My Commission Expires: [ILLEGIBLE]

                                 STATE OF IDAHO

                              DEPARTMENT OF STATE.

                     CERTIFICATE OF MERGER OR CONSOLIDATION

         I, PETE T. CENARRUSA, Secretary of State of the State of Idaho hereby certify that duplicate originals of Articles of MERGER of IDAHO FALLS RENTAL EQUIPMENT REPAIR SHOP, INC., AN IDAHO CORPORATION into U-HAUL CO. OF IDAHO, INC., AN IDAHO CORPORATION, duly signed and verified pursuant to the provisions of the Idaho Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY and by virtue, of the authority vested in me by law, I issue this certificate of MERGER, and attach hereto a duplicate original of the Articles of MERGER.

         Dated July 27, 1989.

       [SEAL]                       /s/ [ILLEGIBLE]
                                    SECRETARY OF STATE

                                    /s/  [ILLEGIBLE]
                                    ------------------------------------
                                    Corporation Clerk

CMC 779

                        PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 19th day of June, 1989, entered into by U-Haul Co. of Idaho, Inc., an Idaho corporation, the surviving corporation and Idaho Falls Rental Equipment Repair Shop, Inc. an Idaho corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Idaho which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 300 North 6th Street, Boise Idaho 83701.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Constituent Corporation shall be absorbed.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Constituent Corporations.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ ARTICLES OF MERGER as to each corporation was as follows:

                                  NUMBER OF
                     NUMBER OF     SHARES     NUMBER   NUMBER
     COMPANY          SHARES      ENTITLED    VOTED    VOTED
      NAME          OUTSTANDING    TO VOTE     FOR     AGAINST
------------------  -----------   ---------   ------   -------
U-HAUL CO. OF
IDAHO, INC.             500          500       500       -0-

IDAHO FALLS RENTAL
EQUIPMENT REPAIR
SHOP, INC.              500          500       500       -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Idaho, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Idaho.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                Surviving Corporation: U-HAUL CO. OF
                                                       IDAHO, INC., an
                                                       Idaho Corporation

                                By: /s/ Terry M. Huston
                                    -----------------------------------
                                    Terry M. Huston, President

Verified

By: /s/ Jim Peterson
    -----------------------------------
    Jim Peterson, Secretary

                                Absorbed Corporation: IDAHO FALLS RENTAL
                                                      EQUIPMENT REPAIR SHOP,
                                                      INC., an Idaho Corporation

                                By: /s/ John M. Dodds
                                    ----------------------------
                                    John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    -----------------------------
    John A. Lorentz, Secretary

STATE OF IDAHO

COUNTY OF

         On this 26th day of June, 1989, before me, the undersigned Notary Public, personally appeared Terry M. Huston, known to me to be the President of U-Haul Co. of Idaho, Inc., an Idaho corporation that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                  /s/ [ILLEGIBLE]
                                  -----------------------------
                                  NOTARY PUBLIC

         (NOTARY SEAL)

STATE OF ARIZONA

COUNTY OF  MARICOPA

         On this 19th day of June, 1989, before me, the undersigned Notary Public, personally appeared John M. Dodds, known to me to be the President of Idaho Falls Rental Equipment Repair Shop, Inc. an Idaho corporation, that he is the person who executed this instrument on behalf of said corporation, and acknowledged to me that such corporation executed the same.

                                  /s/ [ILLEGIBLE]
                                  -----------------------------
                                  NOTARY PUBLIC

         (NOTARY SEAL)

                         CONSENT OF THE SOLE STOCKHOLDER

                                       OF

                            U-HAUL CO. OF IDAHO, INC.

                                       AND

                 IDAHO FALLS RENTAL EQUIPMENT REPAIR SHOP, INC.

                             BOTH IDAHO CORPORATIONS

                                                                   June 19, 1989

         AMERCO, a Nevada corporation, the sole shareholder of the above named corporations, acting through John M. Dodds, on authority of the Executive Management Team, the group designated by the Board of Directors of AMERCO to vote the stock of all of its subsidiaries, hereby consents to and adopts the following:

         RESOLVED: That this corporation, the sole shareholder of U-Haul Co. of Idaho, Inc., an Idaho corporation & Idaho Falls Rental Equipment Repair Shop, Inc., does hereby approve & adopt the Plan of Merger between said corporations, whereby Idaho Falls Rental Equipment Repair Shop, Inc., an Idaho corporation, shall be absorbed into shall be absorbed into U-Haul Co. of Idaho, being the surviving corporation, all in accordance with the Plan of Merger, and be it further

         RESOLVED: That the Board of Directors and Officers of said merging corporations be and they hereby are, authorized and directed to all further action and to execute all documents they deem necessary or advisable to consummate the said merger and to amend any of the terms of the said Plan of Merger, and further

         BE IT RESOLVED: That the Secretary of each said corporation is hereby authorized to certify as to the Consent of the sole shareholder of the Plan of Merger, or within the Articles of Merger.

                                               AMERCO, a Nevada corporation
                                               By: /s/ John M. Dodds
                                                   ---------------------------
                                                   John M. Dodds

STATE OF ARIZONA   )
                   ) SS
COUNTY OF MARICOPA )

I, Blanche I. Passolt, a notary public, do hereby certify that on this 19th day of June, 1989 , personally appeared before me John M. Dodds, who, being by me first duly sworn, declared that he is the President of Idaho Falls Rental Equipment Repair Shop, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are ture.

(Notarial Seal)
                                           /s/ [ILLEGIBLE]
                                           --------------------------------
                                            Notary Public for Idaho
                                           Residing at: Tempe, Arizona
                                           My Commission Expires :
                                                                   ---------

STATE OF IDAHO    )
                  ) SS
COUNTY OF         )
          --------

I, [ILLEGIBLE] a notary public, do hereby certify that on this 19th day of June, 1989 , personally appeared before me Terry M. Huston , who, being by me first duly sworn, declared that he is the President of U-Haul Co. of Idaho, Inc. that he signed the foregoing document as President of the corporation, and that the statements therein contained are ture.

(Notarial Seal)
                                           /s/      [ILLEGIBLE]
                                           --------------------------------
                                            Notary Public for Idaho
                                           Residing at: [ILLEGIBLE]
                                           My Commission Expires :[ILLEGIBLE]

                                 STATE OF IDAHO

                              DEPARTMENT OF STATE.

                     CERTIFICATE OF MERGER OR CONSOLIDATION

         I, PETE T. CENARRUSA, Secretary of State of the State of Idaho hereby certify that duplicate originals of Articles of MERGER of BILLINGS RENTAL EQUIPMENT REPAIR SHOP, INC., A MONTANA CORPORATION, into U-HAUL CO. OF IDAHO, INC., AN IDAHO CORPORATION, duly signed and verified pursuant to the provisions of the Idaho Business Corporation Act, have been received in this office and are found to conform to law.

         ACCORDINGLY and by virtue, of the authority vested in me by law, I issue this certificate of merger , and attach hereto a duplicate original of the Articles of Merger.

         Dated September 20, 1989.

                                                  /s/ [ILLEGIBLE]

                                                  SECRETARY OF STATE

                                                  /s/ [ILLEGIBLE]
                                                  ---------------------
                                                    Corporation Clerk

                       PLAN/AGREEMENT/ARTICLES OF MERGER

         This PLAN/AGREEMENT/ARTICLES OF MERGER dated this 28th day of August, 1989, entered into By U-Haul Co. of Idaho, Inc., an Idaho corporation, the surviving corporation and Billings Rental Equipment Repair Shop, Inc., a Montana corporation, the Absorbed Corporation, and together referred to as the Constituent Corporations hereby witnesseth that:

         The respective Boards of Directors and the Sole Shareholder by resolution have determined it to be advisable that the Absorbed Corporation be merged into the Surviving Corporation under the terms and conditions hereinafter set forth in accordance with the applicable provisions of the General Corporation Law of the State of Idaho and Montana which laws permit such merger.

         NOW THEREFORE, the parties hereto do agree as follows:

                                        I

         The Articles of Incorporation of the Surviving Corporation shall continue to be its Articles of Incorporation, unless altered or amended below, following the effective date of the merger.

                                       II

         The executed PLAN/AGREEMENT/ARTICLES OF MERGER is on file at the Surviving Corporation's principal office. The location of that office is C. T. Corporation System, 300 North 6th Street, Boise, Idaho 83701.

                                       III

         The provisions for handling the shares of stock of the Constituent Corporations are as follows:

                  (1) All issued and outstanding shares of stock of the Absorbed Corporation shall be cancelled.

                  (2) On the effective date of the merger and when the aforementioned cancellation has been effected, the outstanding shares of stock of the Surviving Corporation shall be deemed for all corporate purposes to evidence the ownership of the Surviving Corporation.

                                       IV

         The number of shares outstanding and the number os shares entitled to vote upon such PLAN/AGREEMENT/ARTICLES OF MERGER, and the number of shares voted for and against such PLAN/AGREEMENT/ARTICLES OF MERGER as to each corporation was as follows:

                                NUMBER OF
                   NUMBER OF     SHARES      NUMBER    NUMBER
     COMPANY         SHARES     ENTITLED     VOTED     VOTED
      NAME        OUTSTANDING   TO VOTE       FOR     AGAINST
-------------------------------------------------------------
U-HAUL CO.
OF IDAHO, INC.        500          500        500       -0-

BILLINGS RENTAL
EQUIPMENT REPAIR
SHOP, INC.             50           50         50       -0-

                                        V

         The Constituent Corporations shall take or cause to be taken all action or do or cause to be done, all things necessary, proper or advisable under the laws of the State of Idaho and Montana, to consummate and make effective this merger, subject, however to the appropriate vote or consent to the stockholders of the Constituent Corporation in accordance with the requirements of the State of Idaho and Montana.

                                       VI

         The Surviving Corporation hereby irrevocable appoints C T Corporation System, as its agent to accept service of process in any suit or other proceeding and to enforce against the surviving Corporation any obligation of any Constituent Domestic Corporation or enforce the rights of a dissenting shareholder of any Constituent Domestic Corporation. A copy of any such process may be mailed to John A. Lorentz, P.O. Box 21502, Phoenix, Arizona, 85036.

                                       VII

         The Surviving Corporation shall pay all expenses of accomplishing the merger, and assumes the responsibility for all tax liabilities of the Absorbed Corporation.

                                Surviving Corporation:  U-HAUL CO. OF
                                                        IDAHO, INC., an Idaho
                                                        Corporation

                                By: /s/ Terry M. Huston
                                    --------------------------------------------
                                    Terry M. Huston, President

Verified

By: /s/ Jim Peterson
    --------------------------------------------
    Jim Peterson, Secretary

                                Absorbed Corporation:   BILLINGS RENTAL
                                                        EQUIPMENT REPAIR
                                                        SHOP, INC., a
                                                        Montana Corporation

                                By: /s/ John M. Dodds
                                    --------------------------------------------
                                    John M. Dodds, President

Verified

By: /s/ John A. Lorentz
    --------------------------------------------
    John A. Lorentz, Secretary

STATE OF IDAHO          )
                         ss
COUNTY OF --------------)

I, ---------------------------------------------, a notary public, do hereby certify that on this 28th day of August 1989, personally appeared before me Terry M. Huston, who, being by me first duly sworn, declared that he is the President of U-Haul Co. of Idaho, Inc. ---------------------------- , that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                                     /s/ [ILLEGIBLE]
                                             ------------------------------
                                                 Notary Public for Idaho
(Notarial Seal)                                  Residing at: [ILLEGIBLE]
                                             My Commission Expires: 4/15/1994

STATE OF ARIZONA   )
                    ss
COUNTY OF MARICOPA )

I, Blanche I. Passolt, a notary public, do hereby certify that on this 28 day of August 1989, personally appeared before me John M. Dodds, who, being by me first duly sworn, declared that he is the President of Billings Rental Equipment Repair Shop, Inc., that he signed the foregoing document as President of the corporation, and that the statements therein contained are true.

                                                  /s/ Blanche I. Passolt
                                             --------------------------------
                                               Notary Public for [ILLEGIBLE]
(Notarial Seal)                                Residing at: Tempe, Arizona
                                             My Commission Expires: ---------